PLEDGE AGREEMENT


     THIS PLEDGE  AGREEMENT  (this  "Pledge  Agreement")  is entered  into as of
                                     -----------------
August 3, 2000, among POLICY MANAGEMENT SYSTEMS CORPORATION, a South Carolina corporation (the "Borrower" or the "Pledgor") and BANK OF AMERICA, N.A.,
                    --------            -------
formerly known as Bank of America National Trust and Savings Association, in its capacity as administrative agent (in such capacity, the "Administrative Agent")
                                                         ---------------------
for the respective Lenders from time to time party to the Revolving Credit Agreement and the Term Loan Agreement described below (collectively, the "Lenders").
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                                    RECITALS

     WHEREAS, pursuant to that certain Credit Agreement, dated as of August 8, 1997 as amended by a First Amendment to Credit Agreement dated as of November 5, 1999, as amended by a Second Amendment to Credit Agreement dated as of February 10, 2000, as amended by a Third Amendment to Credit Agreement dated as of March 30, 2000, as amended by a Fourth Amendment to Credit Agreement dated as of April 24, 2000 and as further amended by a Consent, Waiver and Fifth Amendment to Credit Agreement dated as of July 14, 2000 (as may be subsequently amended, modified, extended, renewed or replaced from time to time, the "Revolving Credit
                                                                ----------------
Agreement"),  among the Borrower,  the Subsidiary Guarantors identified therein,
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the  Lenders   party   thereto  (the   "Revolving   Credit   Lenders")  and  the
                                        ---------------------------
Administrative Agent, the Revolving Credit Lenders have extended a revolving credit facility (the "Revolving Loans") upon the terms and subject to the
                         ----------------
conditions set forth therein; and

     WHEREAS, pursuant to that certain Term Loan Agreement dated as of November 5, 1999, as amended by a First Amendment to Term Loan Agreement dated as of February 10, 2000, as amended by a Second Amendment to Term Loan Agreement dated as of March 30, 2000, as amended by a Third Amendment to Term Loan Agreement dated as of April 24, 2000 and as further amended by a Consent, Waiver and Amendment dated as of June 19, 2000 (as may be subsequently amended, modified, extended, renewed or replaced from time to time, the "Term Loan Agreement"),
                                                         --------------------
among the Borrower, the Subsidiary Guarantors identified therein, the Lenders party thereto (the "Term Loan Lenders") and the Administrative Agent, the Term
                    ----------------
Loan  Lenders  have  extended a term loan (the "Term  Loan")  upon the terms and
                                                ----------
subject to the conditions set forth therein; and

     WHEREAS, pursuant to a Pledge Agreement dated as of April 28, 2000 (the "Existing Pledge Agreement"), the Borrower pledged to the Administrative Agent for the benefit of the Lenders, 65% of the stock of Mynd International, Ltd.

     WHEREAS, pursuant to the terms of a Consent Letter dated as of May 11, 2000, the Required Lenders (as defined herein) consented to the limited pledge of 65% of the stock of Mynd International Ltd. on the condition that if a sale of the Borrower did not occur by July 15, 2000, the Borrower would pledge the remaining 35% of Mynd International, Ltd. to the Administrative Agent for the benefit of the Lenders.

     WHEREAS, it is a requirement of each of the Revolving Credit Agreement and the Term Loan Agreement and the continuing obligations of the Lenders to make their respective Loans under the Revolving Credit Agreement and the Term Loan Agreement, as applicable, that the Borrower shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Lenders.

     NOW,  THEREFORE,  in  consideration  of these  premises  and other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1.   Definitions.
          -----------

          (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Revolving Credit Agreement or the Term Loan Agreement, as applicable.

          (b) In addition, the following terms shall have the following meanings:

               "Bankruptcy  Code":  means the Bankruptcy Code in Title 11 of the
                ----------------
          United States Code, as amended, modified, succeeded or replaced from time to time.

               "Collateral  Effective  Date" means the date on which there shall
                ---------------------------
          occur an Event of Default pursuant to which the Administrative Agent or the Required Lenders have decided to exercise any rights or remedies hereunder or under the Existing Pledge Agreement in respect of the Pledged Collateral.

               "Credit Documents": means a collective reference to the Revolving
                ----------------
          Credit Agreement, the Term Loan Agreement, the Security Agreement, the Existing Pledge Agreement, this Pledge Agreement, the Mortgages and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

               "Event  of  Default":  has the  meaning  set  forth in  Section 8
                ----------------
          hereof.

               "Governmental  Authority":  means any nation or  government,  any
                -----------------------
          state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Required  Lenders"  means the Banks as  defined in the Term Loan
                -----------------
          Agreement or the Required Banks as defined in the Revolving Credit Agreement.

               "Revolving Loan Obligations": means the Borrower's obligations to
                --------------------------
          the Revolving Credit Lenders arising under the Revolving Credit Agreement, including without limitation all principal, interest, fees and other charges in respect of the Revolving Loans.

               "Secured Obligations": the collective reference to the following:
                -------------------

               (i) The Revolving Loan Obligations, including without limitation, all unpaid principal of and interest on (including interest accruing after maturity and after the commencement of bankruptcy or insolvency proceedings) the Revolving Loans and other obligations owing under the Revolving Credit Agreement, and all other indebtedness, liabilities and obligations owing thereunder, whether now existing or hereafter arising, and whether primary, secondary, direct, contingent, or joint and several; including without limitation, all liabilities and obligations incurred in connection with collecting and enforcing the foregoing.

               (ii) The Term Loan Obligations, including without limitation all unpaid principal of and interest on (including interest accruing after maturity and after the commencement of bankruptcy or insolvency proceedings) the Term Loans and other obligations owing under the Term Loan Agreement, whether now existing or hereafter arising, and whether primary, secondary, direct, contingent, or joint and several; including without limitation, all liabilities and obligations incurred in connection with collecting and enforcing the foregoing.

               (iii) all indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing by the Obligors to the Lenders, arising under the Credit Documents.

               "Term Loan Obligations":  means the Borrower's obligations to the
                ---------------------
          Term Loan Lenders arising under the Term Loan Agreement, including without limitation all principal, interest, fees and other charges in respect of the Term Loan.

     2.     Pledge  and  Grant  of Security Interest.  Subject to Section 27, to
            ----------------------------------------
secure the prompt payment and performance in full when due, whether by lapse of time or otherwise, of the Pledgor Obligations (as defined in Section 3 hereof), the Pledgor hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Pledgor in and to the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the "Pledged
                                                ----------------------------
Collateral"):
----------

          (a) Pledged Shares.  (i) 35% of the issued and  outstanding  shares of
              --------------
     capital stock owned by the Pledgor of Mynd International, Ltd., as set forth on Schedule 2(a) attached hereto together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto (collectively, together with the shares of capital stock described in
     Section 2(b) below, the "Pledged Shares"),  including,  but not limited to,
                              --------------
     the following:

               (y) all shares or securities representing a dividend on any of the Pledged Shares, or representing a distribution or return of capital upon or in respect of the Pledged Shares, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder of, or otherwise in respect of, the Pledged Shares; and

               (z) without affecting the obligations of the Pledgor under any provision prohibiting such action hereunder or under the other Credit Documents, in the event of any consolidation or merger involving the issuer of any Pledged Shares and in which such issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger.

          (b) Proceeds. All proceeds and products of the foregoing,  however and
              --------
     whenever acquired and in whatever form.

     Without limiting the generality of the foregoing, it is hereby specifically understood and agreed that the Pledgor may from time to time hereafter deliver additional shares of stock to the Administrative Agent as collateral security for the Pledgor Obligations. Upon delivery to the Administrative Agent, such additional shares of stock shall be deemed to be part of the Pledged Collateral of the Pledgor and shall be subject to the terms of this Pledge Agreement whether or not Schedule 2(a) is amended to refer to such additional shares.

          3. Security for Pledgor  Obligations.  The security  interest  created
             ---------------------------------
hereby in the Pledged Collateral of the Pledgor constitutes continuing collateral security for all of the Secured Obligations, now existing or hereafter arising pursuant to the Credit Documents, owing from the Borrower or any Guarantor to any Lender, any Affiliate of a Lender or the Administrative Agent, howsoever evidenced, created, incurred or acquired, whether primary, secondary, direct, contingent, or joint and several, including, without limitation, all obligations and liabilities incurred in connection with
collecting   and   enforcing   the   foregoing   (collectively,   the   "Pledgor
Obligations").

     4.   Delivery of the Pledged Collateral. The Pledgor hereby agrees that:
          ---------------------------------

          (a) The Pledgor shall deliver to the Administrative Agent (i) simultaneously with or prior to the execution and delivery of this Pledge Agreement, all certificates representing the Pledged Shares of the Pledgor and (ii) promptly upon the receipt thereof by or on behalf of the Pledgor, all other certificates and instruments constituting Pledged Collateral of the Pledgor. Prior to delivery to the Administrative Agent, all such certificates and instruments constituting Pledged Collateral of the Pledgor shall be held in trust by the Pledgor for the benefit of the Administrative Agent pursuant hereto. All such certificates shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) attached hereto.

          (b) Additional  Securities.  If the Pledgor shall receive by virtue of
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     its being or having been the owner of any Pledged Collateral, any (i) stock certificate, including without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock splits, spin-off or split-off, promissory notes or other instrument; (ii) option or right, whether as an addition to, substitution for, or an exchange for, any Pledged Collateral or otherwise;
     (iii) dividends payable in securities; or (iv) distributions of securities in connection with a partial or total liquidation, dissolution or reduction of capital, capital surplus or paid-in surplus, then the Pledgor shall receive such stock certificate, instrument, option, right or distribution in trust for the benefit of the Administrative Agent, shall segregate it from the Pledgor's other property and shall deliver it forthwith to the Administrative Agent in the exact form received together with any necessary
     endorsement   and/or  appropriate  stock  power  duly  executed  in  blank, substantially in the form provided in Exhibit 4(a), to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

          (c) Financing Statements. The Pledgor shall execute and deliver to the
              ----------------------
     Administrative Agent such UCC or other applicable financing statements as may be reasonably requested by the Administrative Agent in order to perfect and protect the security interest created hereby in the Pledged Collateral of the Pledgor.

     5.     Representations  and  Warranties.  The Pledgor hereby represents and
            --------------------------------
warrants to the Administrative Agent, for the benefit of the Lenders, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Loan under the Revolving Credit Agreement or the Term Loan Agreement shall remain outstanding, and until all of the Commitments under the Revolving Credit Agreement and the Term Loan Agreement shall have been terminated:

          (a)  Authorization  of Pledged  Shares.  The  Pledged  Shares are duly
              ----------------------------------
     authorized and validly issued, are fully paid and nonassessable and are not subject to the preemptive rights of any Person. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable and not subject to the preemptive rights of any Person.

          (b) Title. The Pledgor has good and indefeasible  title to the Pledged
              -----
     Collateral of the Pledgor and will at all times be the legal and beneficial owner of such Pledged Collateral free and clear of any Lien, other than Liens permitted under the Revolving Credit Agreement and the Term Loan Agreement. There exists no "adverse claim" within the meaning of Section 8-302 of the Uniform Commercial Code as in effect in the State of New York as of the date hereof (the "UCC") with respect to the Pledged Shares of the Pledgor.

          (c) Exercising of Rights. To the best of the Pledgor's knowledge,  the
              --------------------
     exercise by the Administrative Agent of its rights and remedies hereunder will not violate (i) any law or governmental regulation or (ii) any material contractual restriction binding on or affecting the Pledgor or any of its property.

          (d) Pledgor's Authority.  To the best of the Pledgor's  knowledge,  no
              ------------------
     authorization, approval or action by, and no notice or filing with any Governmental Authority or with the issuer of any Pledged Shares are required either (i) for the pledge made by the Pledgor or for the granting of the security interest by the Pledgor pursuant to this Pledge Agreement or (ii) for the exercise by the Administrative Agent or the Lenders of their rights and remedies hereunder (except as may be required by laws affecting the offering and sale of securities).

          (e) Security Interest/Priority.  This Pledge Agreement creates a valid
              --------------------------
     security interest in favor of the Administrative Agent for the benefit of the Lenders, in the Pledged Collateral. The taking possession by the Administrative Agent of the certificates representing the Pledged Shares and all other certificates and instruments constituting Pledged Collateral will perfect and establish the first priority of the Administrative Agent's security interest in the Pledged Shares and, when properly perfected by filing or registration, in all other Pledged Collateral represented by such Pledged Shares and instruments securing the Pledgor Obligations. Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest.

     6. Covenants. The Pledgor hereby covenants, that so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Loan shall remain outstanding, and until all of the Commitments under the Revolving Credit Agreement and the Term Loan Agreement shall have been terminated, the Pledgor shall:

          (a) Books and Records. Mark its books and records (and shall cause the
              -----------------
     issuer of the Pledged Shares of the Pledgor to mark its books and records) to reflect the security interest granted to the Administrative Agent, for the benefit of the Lenders, pursuant to this Pledge Agreement.

          (b) Defense of Title. Warrant and defend title to and ownership of the
              ----------------
     Pledged Collateral of the Pledgor at its own expense against the claims and demands of all other parties claiming an interest therein, keep the Pledged Collateral free from all Liens, except for Liens permitted under the Credit Documents, and not sell, exchange, transfer, assign, lease or otherwise dispose of Pledged Collateral of the Pledgor or any interest therein, except as permitted under the Credit Documents.

          (c) Further  Assurances.  Promptly  execute and deliver at its expense
              -------------------
     all further instruments and documents and take all further action that may be necessary and desirable or that the Administrative Agent may reasonably request in order to (i) perfect and protect the security interest created hereby in the Pledged Collateral of the Pledgor (including without limitation any and all action necessary to satisfy the Administrative Agent that the Administrative Agent has obtained a first priority perfected security interest in any capital stock); (ii) enable the Administrative Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral of the Pledgor; and (iii) otherwise effect the purposes of this Pledge Agreement, including, without limitation and if requested by the Administrative Agent, delivering to the Administrative Agent irrevocable proxies in respect of the Pledged Collateral of the Pledgor.

          (d)  Amendments.  Not  make  or  consent  to any  amendment  or  other
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     modification or waiver with respect to any of the Pledged Collateral of the
     Pledgor or enter into any agreement or allow to exist any restriction with respect to any of the Pledged Collateral of the Pledgor other than pursuant hereto or as may be permitted under the Credit Documents.

          (e)  Compliance  with  Securities  Laws.  File all  reports  and other
               ----------------------------------
     information now or hereafter required to be filed by the Pledgor with the United States Securities and Exchange Commission and any other state, federal or foreign agency in connection with the ownership of the Pledged Collateral of the Pledgor.

     7.   Advances by  Lenders.  On failure of the Pledgor to perform any of the
          --------------------
covenants and agreements contained herein, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures which the Administrative Agent or the Lenders may make for the protection of the security hereof or which may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Pledgor promptly upon timely notice thereof and demand therefor, shall constitute additional Pledgor Obligations and shall bear interest from the date said amounts are expended at the default rate specified in Section 2.8(a) of the Revolving Credit Agreement for overdue Base Rate Committed Loans. No such performance of any covenant or agreement by the Administrative Agent or the Lenders on behalf of the Pledgor, and no such advance or expenditure therefor, shall relieve the Pledgor of any default under the terms of this Pledge Agreement or the other Credit Documents. The Lenders may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by the Pledgor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     8.   Events  of  Default.  The  occurrence  of an  event  which  under  the
          -------------------
Revolving Credit Agreement or the Term Loan Agreement would constitute an Event of Default (which has not otherwise been cured or waived in accordance with the provisions thereof) shall be an Event of Default hereunder (an "Event of
Default").                                                             ---------
-------

     9.   Remedies.

          (a) General  Remedies.  Upon the occurrence of an Event of Default and
              -----------------
     during the continuation thereof, the Administrative Agent and the Lenders shall have, in respect of the Pledged Collateral of the Pledgor, in addition to the rights and remedies provided herein and in the Credit Documents or by law, the rights and remedies of a secured party under the UCC or any other applicable law.

          (b) Sale of Pledged  Collateral.  Upon the  occurrence  of an Event of
              ---------------------------
     Default and during the continuation thereof, without limiting the generality of this Section and without notice, the Administrative Agent may, in its sole discretion, sell or otherwise dispose of or realize upon the Pledged Collateral, or any part thereof, in one or more parcels, at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Administrative Agent may deem commercially reasonable, for cash, credit or for future delivery or otherwise in accordance with applicable law. To the extent permitted by law, any Lender may in such event, bid for the purchase of such securities. The Pledgor agrees that, to the extent notice of sale shall be required by law and has not been waived by the Pledgor, any requirement of reasonable notice shall be met if notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Pledgor, in accordance with the notice provisions of Section 10.1 of the Revolving Credit Agreement at least 10 days before the time of such sale. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral of the Pledgor regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (c)  Private  Sale.  Upon the  occurrence  of an Event of Default  and
               -------------
     during the continuation thereof, the Pledgor recognizes that the Administrative Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any of the securities constituting Pledged Collateral and that the Administrative Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. The Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933), or (ii) made privately in the manner described above shall be deemed to involve a "public sale" under the UCC, notwithstanding that such sale may not constitute a "public offering" under the Securities Act of 1933, and the Administrative Agent may, in such event, bid for the purchase of such securities.

          (d)  Retention  of Pledged  Collateral.  In addition to the rights and
               ---------------------------------
     remedies hereunder, upon the occurrence of an Event of Default, the Administrative Agent may, after providing the notices required by Section 9-505(2) of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, retain all or any portion of the Pledged Collateral in satisfaction of the Pledgor Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have retained any Pledged Collateral in satisfaction of any Pledgor Obligations for any reason.

          (e) Deficiency. In the event that the proceeds of any sale, collection
              ----------
     or realization are insufficient to pay all amounts to which the Administrative Agent or the Lenders are legally entitled, the Pledgor shall be liable for the deficiency, together with interest thereon at the default rate specified in Section 2.8(a) of the Revolving Credit Agreement for overdue Base Rate Committed Loans, together with the costs of collection and the reasonable fees of any attorneys employed by the Administrative Agent to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Pledgor Obligations shall be returned to the Pledgor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     10.     Rights  of  the  Administrative  Agent.
             --------------------------------------

          (a)  Power of  Attorney.  In  addition  to other  powers  of  attorney
               -----------------
     contained herein, the Pledgor hereby designates and appoints the Administrative Agent, on behalf of the Lenders, and each of its designees or agents as attorney-in-fact of the Pledgor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuance of an Event of Default:

               (i) to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Pledged Collateral of the Pledgor, all as the Administrative Agent may reasonably determine;

               (ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Pledged Collateral of the Pledgor and enforcing any other right in respect thereof;

               (iii) to defend, settle or compromise any action brought regarding the Pledged Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may deem reasonably appropriate;

               (iv) to pay or discharge taxes, liens, security interests, or other encumbrances levied or placed on or threatened against the Pledged Collateral of the Pledgor;

               (v) to direct any parties liable for any payment under any of the Pledged Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

               (vi) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Pledged Collateral of the Pledgor;

               (vii) to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices and other documents relating to the Pledged Collateral of the Pledgor;

               (viii) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem reasonably appropriate;

               (ix) execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Pledge Agreement and in order to fully consummate all of the transactions contemplated therein;

               (x) to exchange any of the Pledged Collateral of the Pledgor or other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Pledged Collateral of the Pledgor with any committee, depository, transfer agent, registrar or other designated agency upon such terms as the Administrative Agent may determine;

               (xi) to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Shares of such Pledgor into the name of the Administrative Agent or one or more of the Lenders or into the name of any transferee to whom the Pledged Shares of the Pledgor or any part thereof may be sold pursuant to Section 10 hereof; and

               (xii) to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient in connection with the Pledged Collateral of the Pledgor.

     This power of attorney is a power coupled with an interest and shall be irrevocable (i) for so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Loan shall remain outstanding and (ii) until all of the Commitments under the Revolving Credit Agreement and the Term Loan Agreement shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Pledge Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in Pledged Collateral.

          (b) Performance by the Administrative Agent of Pledgor's  Obligations.
              -----------------------------------------------------------------
     If the Pledgor fails to perform any agreement or obligation contained herein, the Administrative Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Pledgors pursuant to Section 13 hereof.

          (c) Assignment by the Administrative  Agent. The Administrative  Agent
              ---------------------------------------
     may from time to time assign the Pledgor Obligations and any portion thereof and/or the Pledged Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Administrative Agent under this Pledge Agreement in relation thereto provided, however that any such assignment shall not violate the Revolving Credit Agreement or the Term Loan Agreement.

          (d) The  Administrative  Agent's Duty of Care. Other than the exercise
              -----------------------------------------
     of reasonable care to assure the safe custody of the Pledged Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible for preservation of all rights in the Pledged Collateral of the Pledgor, and the Administrative Agent shall be relieved of all responsibility for Pledged Collateral upon surrendering it or tendering the surrender of it to the Pledgor. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters; or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          (e) Voting Rights in Respect of the Pledged Collateral.
              --------------------------------------------------

               (i) So long as no Event of Default shall have occurred and be continuing, to the extent permitted by law, each Pledgor may exercise any and all voting and other consensual rights pertaining to the Pledged Collateral of the Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the other Credit Documents; and

               (ii) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon become vested in the Administrative Agent which shall then have the sole right to exercise such voting and other consensual rights.

          (f) Dividend Rights in Respect of the Pledged Collateral.

               (i) So long as no Event of Default shall have occurred and be continuing and subject to Section 4(b) hereof, the Pledgor may receive and retain any and all dividends (other than stock dividends and other dividends constituting Pledged Collateral which are addressed hereinabove) or interest paid in respect of the Pledged Collateral to the extent they are allowed under the Revolving Credit Agreement and the Term Loan Agreement.

               (ii) Upon the occurrence and during the continuance of an Event of Default pursuant to which the Administrative Agent or the Required Lenders have decided to exercise any rights or remedies granted thereto in the Revolving Credit Agreement or the Term Loan Agreement:

                    (A) all rights of the Pledgor to receive the  dividends  and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (i) of this Section shall cease and all such rights shall thereupon be vested in the Administrative Agent which shall then have the sole right to receive and hold as Pledged Collateral such dividends and interest payments; and

                    (B) all dividends and interest  payments  which are received by a Pledgor contrary to the provisions of paragraph (A) of this Section shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor, and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the exact form received, to be held by the Administrative Agent as Pledged Collateral and as further collateral security for the Pledgor Obligations.

          (g)  Release  of  Pledged  Collateral.  The  Administrative  Agent may
               --------------------------------
     release any of the Pledged Collateral from this Pledge Agreement or may substitute any of the Pledged Collateral for other Pledged Collateral without altering, varying or diminishing in any way the force, effect, lien, pledge or security interest of this Pledge Agreement as to any Pledged Collateral not expressly released or substituted, and this Pledge Agreement shall continue as a first priority lien on all Pledged Collateral not expressly released or substituted.

     11.     Rights of Required Lenders.  All rights of the Administrative Agent
             --------------------------
hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders under the Revolving Credit Agreement and the Term Loan Agreement.

     12.     Application  of  Proceeds.  Upon  the  occurrence  and  during  the
             -------------------------
continuance of an Event of Default, all amounts collected or received in respect of the Pledged Collateral, when received by the Administrative Agent or any of the Lenders in cash or its equivalent, shall be paid over or delivered as follows:

          (a) FIRST, to the payment of all reasonable, documented out-of-pocket costs and expenses (including without limitation reasonable, documented attorneys' fees) of the Administrative Agent or any Lender in connection with enforcing the rights of the Lenders under the Credit Documents in respect of the Pledged Collateral and any protective advances made by the Administrative Agent or any Lender with respect to the Pledged Collateral under or pursuant to the terms of the Collateral Documents, pro rata as set forth below;

          (b) SECOND, to the payment of all accrued fees and interest payable to the Administrative Agent and the Lenders under the Credit Documents, pro rata as set forth below;

          (c) THIRD, to the payment of the outstanding principal amount of the Secured Obligations, pro rata, as set forth below; and

          (d) FOURTH, to all other obligations which shall have become due and payable under the Credit Documents and not repaid pursuant to clauses "FIRST" through "THIRD" above, pro rata, as set forth below; and

          (e) FIFTH, to the payment of the surplus, if any, to whomever may be lawfully entitled to receive such surplus.

In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount under the applicable category equal to its pro rata share of amounts available to be applied above (based on the proportion that the then outstanding obligations owed by the Borrower to such Lender under the Credit Documents with respect to the applicable category bears to the aggregate outstanding obligations of the Borrower to the Lenders under the Credit Documents with respect to the applicable category); and (iii) the Pledgor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     13.  Costs  of  Counsel.  At  all times hereafter, the Pledgor agrees to
          ------------------
promptly pay upon demand any and all reasonable costs and expenses of the Administrative Agent or the Lenders, (a) as required under the Credit Documents and (b) as necessary to protect the Pledged Collateral or to exercise any rights or remedies under this Pledge Agreement or with respect to any Pledged Collateral. All of the foregoing costs and expenses shall constitute Pledgor Obligations hereunder.

     14.  Continuing Agreement.
          --------------------
          (a) This Pledge Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Pledgor Obligations remain outstanding or any Credit Document is in effect or any Loan under the Revolving Credit Agreement or the Term Loan Agreement shall remain outstanding, and until all of the Commitments under the Revolving Credit Agreement and the Term Loan Agreement thereunder shall have terminated (other than any obligations with respect to the indemnities and the representations and warranties set forth in the Credit Documents). Upon such payment and termination, this Pledge Agreement shall be automatically terminated and the Administrative Agent and the Lenders shall, upon the request and at the expense of the Pledgor, forthwith release all of its liens and security interests hereunder and shall executed and deliver all UCC termination statements and/or other documents reasonably requested by the Pledgors evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Pledge Agreement.

          (b) This Pledge Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Pledgor Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Pledgor Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Pledgor Obligations.

     15.  Amendments;  Waivers;  Modifications.  This Pledge  Agreement  and the
          ------------------------------------
provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in each of Section 10.5 of the Revolving Credit Agreement and Section 10.5 of the Term Loan Agreement.
              ------------

     16. Successors in Interest. This Pledge Agreement shall create a continuing
         ----------------------
security interest in the Collateral and shall be binding upon the Pledgor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the Lenders hereunder, to the benefit of the Administrative Agent and the Lenders and their successors and permitted assigns; provided, however, that the Pledgor may not assign its rights or delegate its
---------  -------
duties hereunder without the prior written consent of each Lender or the Required Lenders, as required by each of the Revolving Credit Agreement and the Term Loan Agreement. To the fullest extent permitted by law, the Pledgor hereby releases the Administrative Agent and each Lender, and its successors and assigns, from any liability for any act or omission relating to this Pledge
Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent, or such Lender, or its officers, employees or agents.

     17.  Notices.  All  notices  required or  permitted  to be given under this
          -------
Pledge Agreement shall be in conformance with Section 10.1 of the Revolving Credit Agreement.

     18.  Counterparts.  This Pledge  Agreement may be executed in any number of
          ------------
counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Pledge Agreement to produce or account for more than one such counterpart.

     19.  Headings.  The  headings of the sections  and  subsections  hereof are
          -------
provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Pledge Agreement.

     20. Governing Law; Submission to Jurisdiction; Venue.
         -------------

          (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of New York, or of the United States for the Eastern District of New York, and, by execution and delivery of this Security Agreement, the Pledgor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of such courts. The Pledgor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address for notices pursuant to Section 10.1 of the Revolving Credit Agreement, such service to become effective 30 days after such mailing. Nothing herein shall affect the right of the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the Pledgor in any other jurisdiction.

          (b) The Pledgor hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Pledge Agreement brought in the courts referred to in subsection (a) hereof and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     21. Waiver of Jury Trial.  TO THE EXTENT  PERMITTED BY APPLICABLE LAW, EACH
         --------------------
OF THE PARTIES TO THIS PLEDGE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     22.  Severability.  If any  provision  of any of the  Pledge  Agreement  is
          ------------
determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     23. Entirety. This Pledge Agreement,  the Existing Pledge Agreement and the
         -------------------------------
other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

     24. Survival.  All  representations and warranties of the Pledgor hereunder
         --------
shall survive the execution and delivery of this Pledge Agreement and the other Credit Documents, the delivery of the Notes and the making of the Loans under the Revolving Credit Agreement and the Term Loan Agreement.

     25. Other Security.  To the extent that any of the Pledgor  Obligations are
         --------------
now or hereafter secured by property other than the Pledged Collateral (including, without limitation, real and other personal property owned by the Pledgor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent and the Lenders shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Administrative Agent and the Lenders have the right, in their sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent and the Lenders shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Administrative Agent's and the Lenders' rights or the Pledgor Obligations under this Pledge Agreement or under any other of the Credit Documents.

     26. Intentionally Omitted.
         ---------------------

     27. Effective Date.  Notwithstanding  anything in this Pledge Agreement to
         --------------
the contrary,  neither the pledges and grants of security  interests pursuant to
Section 2 hereof, nor any of the covenants and other agreements contained herein, shall become effective until the Collateral Effective Date; provided
                                                                        --------
that on such Collateral Effective Date, such pledges, grants of security interests, covenants and other agreements shall become effective immediately and without any further action on the part of the parties hereto.

                  [remainder of page intentionally left blank]

     Each of the parties hereto has caused a counterpart of this Pledge Agreement to be duly executed and delivered as of the date first above written.


BORROWER:               POLICY  MANAGEMENT  SYSTEMS  CORPORATION,
                        a  South  Carolina  corporation


                        By:/S/  Stephen G.  Morrison
                           ------------------------------------------------
                        Name:  Stephen  G.  Morrison
                           ------------------------------------------------
                        Title:  Exec.  Vice  President,  General  Counsel
                           ------------------------------------------------



Accepted  and  agreed  to  as  of  the  date  first  above  written.

BANK  OF  AMERICA,  N.A.,
as  Administrative  Agent


By:     /S/  Michael  J.  McKenney
   ----------------------------------------
Name:     Michael  J.  McKenney
   ----------------------------------------
Title:     Managing  Director
   ----------------------------------------

                                  Schedule 2(a)

                                       to

                                Pledge Agreement

                            dated as of July __, 2000

                        in favor of Bank of America, N.A.

                             as Administrative Agent

                                  PLEDGED STOCK
                                  -------------

PLEDGOR: Policy Management Systems Corporation
                          Number of     Certificate    Percentage
Name of Subsidiary        Shares        Number         Ownership
------------------        ------        ------         ---------
Mynd International, Ltd.                                  35%
                                                       ---------

                                  Exhibit 4(a)
                                  -------------

                                       to

                                Pledge Agreement

                            dated as of July __, 2000

                        in favor of Bank of America, N.A.

                             as Administrative Agent


                             Irrevocable Stock Power
                             ----------------------


FOR  VALUE  RECEIVED,  the  undersigned  hereby  sells, assigns and transfers to the following shares of capital stock of _____________________, a ____________ corporation:

                        No.  of  Shares     Certificate  No.


and  irrevocably  appoints  __________________________________  its  agent  and attorney-in-fact to transfer all or any part of such capital stock and to take all necessary and appropriate action to effect any such transfer. The agent and attorney-in-fact may substitute and appoint one or more persons to act for him.

                                            _______________________________

                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________